April 29, 2024
Updating Summary Prospectus for Investors in Gold Track Select Prospectus
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Updating Summary Prospectus includes updating information about Gold Track Select, a flexible premium variable annuity contract (the “Contract” or “Deferred Annuity”) issued by Metropolitan Life Insurance Company (“MetLife,” the “Company,” “we,” “us” or “our ”).
The Prospectus for the Contracts contains more information about the Contracts, including features, benefits, and risks. You can find the current Prospectus and other information about the Contracts online at https://dfinview.com/metlife/tahd/MET000259. Before you invest, you should review the prospectus for the Contracts and the Prospectus for the Registered Fixed Account Option. The Prospectuses contain information about the Contracts and Metropolitan Life Separate Account E, including information about charges and market value adjustments, which You should know before investing. Keep these Prospectuses for future reference. You can also obtain this information at no cost by calling your Administrative Office at 1-800-560-5001, or by sending an email request to RCG@metlife.com. As noted in Appendix A below, if your annuity was issued in connection with an employer plan, not all Portfolios are available under all Contracts and you should ask your employer for a list of available Portfolios.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov .
Please note that the Contracts and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Contract or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since you last received the Updating Summary Prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract:
•
For changes in the names of certain Portfolios and any other changes to the Portfolios please refer to Appendix A.
•
For updated Portfolio expense information please refer to "Important Information You Should Consider About the Contract" and Appendix A.
•
For updated Portfolio performance information please refer to Appendix A.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals
If you withdraw money from the Contract less than 10 Contract Years after you purchased the Contract, you may be assessed a withdrawal charge of up to 5%
of Contract Value withdrawn.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $5,000 on a $100,000 investment.
Charges and Deductions – Withdrawal Charge
Transaction Charges
In addition to withdrawal charges, you also may be charged for other transactions such as charges for transferring cash value among Divisions, between the Divisions and the Registered Fixed Account Option, taking a loan, making a withdrawal under the Variable Liquidity Benefit as well as any applicable premium tax charge.
Although we do not currently charge a fee for transfers of cash value among
Divisions or between the Divisions and the Registered Fixed Account Option,
we reserve the right to restrict the number of transfers and impose a transfer fee of $10 for each transfer.
Charges and Deductions - Transfer Charge

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract	0.30% (1)	1.30% (1)
	Investment options (Portfolio fees and expenses)	0.28% (2)	1.36% (2)
(1) As a percentage of your Contract Value. (2) As a percentage of average daily net assets of the Portfolio.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$609	$2,793
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio
Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase
payments, transfers or
withdrawals
Assumes: •Investment of $100,000 • 5% annual appreciation • Most expensive Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal charges may apply for up to 9 Contract years after you purchase the Contract. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral mean that the Contract is more beneficial to investors with a long time horizon.
• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies).
• Each investment option (including under any Registered Fixed Account
Option) will have its own unique risks.
•  You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract (including under any Registered Fixed Account
Option) is subject to the risks related to the Company. Any obligations, guarantees, or benefits, including any death benefit, are subject to the claims-
paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the
Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/corporate-profile/ratings.
Principal Risks of Investing in the Contract
Risk of Contract Termination	Subject to certain limitations, if your Account Balance falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Although we do not currently charge a fee for transfers of cash value among
Divisions or between the Divisions and the Registered Fixed Account Option,
We reserve the right to impose a transfer fee of $10 for each transfer. We reserve the right to add, remove or substitute Portfolio Companies. The
Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to You , both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Other Information - Distribution of the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your
Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Miscellaneous Contract Provisions - Contract Exchanges

GLOSSARY
Account Value or Account Balance  —  When You purchase a contract, an account is set up for You. Your Account Value is the total amount of money in Your Contract including money in the Divisions of the Separate Account and the registered Fixed Account Option.
Accumulation Period — The period before the commencement of Annuity Payments.
Accumulation Unit — An accounting unit of measure used to calculate Contract Values before Annuity Payments begin.
Administrative Office — The Administrative Office varies based on the type of service request or transaction that You are making. The most recent correspondence, purchase payment stub or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Allocated Contracts — A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract receives a Certificate that evidences participation in the Contract .
Annuitant — A person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — Payment of income for a stated period or amount.
Annuity Payments — A series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — The period following commencement of Annuity Payments.
Annuity Unit — An accounting unit of measure used to calculate the amount of Annuity Payments.
Annuity Unit Value — With an income annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the New York Stock Exchange each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios, the experience factor for the current valuation period, the daily AIR and the Separate Account charge.
Assumed Investment Rate (AIR) — Under a variable payout option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary(ies) — The person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Cash Surrender Value — The Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted.

Certificate — (If Applicable) the document issued to Participants under a master group Contract . Any reference in this prospectus to the Contract includes the underlying Certificate.
Code — The Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Company (We, Us, Our) — Metropolitan Life Insurance Company (“MetLife”).
Competing Fund — Any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract —  A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under certain group Allocated Contracts.
Contract Date — The date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Discontinuance — Termination of the Contract by the Contract Owner of the Contract and all Certificates, if any.
Contract Owner — The person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value —  The value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable) less any reductions for administrative charges.
Contract Year — Twelve-month periods beginning with the Contract Date, or any anniversary thereof.
DCA Program — Pre-authorized transfer program that allows You to invest a fixed amount of money in the Funding Options on a monthly or quarterly basis.
Death Report Date — The day on which We have received (i) Due Proof of Death and (ii) written payment instructions or election of spousal or Beneficiary Contract continuation in Good Order.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Deferred Annuities.
Division — That portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.
Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.
Early Withdrawal Charge — The Early Withdrawal Charge is an amount We deduct from Your Account Value if You withdraw money prematurely from your Contract. This charge is often referred to as a deferred sales load or back-end sales load.
ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.

Excess Plan Contributions —  Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator.
Fixed Annuity — An Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order . Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone, facsimile (also referred to as “fax”), email or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, email, Internet or other means are genuine. Any telephone, fax, email or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax, email or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at Our Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
The information and documentation required for a request to be in “Good Order” generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order , and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your sales representative (where applicable) before submitting the form or request.
Home Office — The Home Office of Metropolitan Life Insurance Company is 200 Park Avenue New York, NY 10166.
Individual Account — An account under which Accumulation Units are credited to a Participant or Beneficiary under the Contract.
Maturity Date/Annuity Commencement Date — The date on which the Annuity Payments are to begin (referred to in the prospectus as Maturity Date).
MetLife — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Contract. Throughout this Prospectus, MetLife is also referred to as the “Company”, “We,” “Us,” or “Our.”
Net Investment Rate — Assumed investment return during the Annuity Period for a Variable Annuity.
Participant — An individual participating under a group Contract or an eligible person who is a member in the Plan.

Payment Option — An Annuity or income option elected under Your Contract.
Plan — For a group Contract, the Plan or the arrangement used in a retirement Plan or program whereby the Purchase Payments and any gains are intended to qualify under Sections 401 or 403 of the Code.
Plan Administrator  — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Termination — Termination of Your Plan, including partial Plan Termination , as determined by Us.
Plan Trustee — The trustee specified in the Contract specifications.
Premium Tax — The amount of tax, if any, charged by the state or municipality.
Purchase Payments — The premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Qualified Contract — A Contract used in a retirement Plan or program that is intended to qualify under Sections 401 or 403(b) of the Code.
Registered Fixed Account Option  —  The Registered Fixed Account Options available as a companion Contract with this Gold Track Select variable annuity contracts, available in New York State, and registered with the SEC.
Separate Account — A segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of participants in the Separate Account. The Separate Account is Metropolitan Life Separate Account E.
Third Party Administrator (“TPA”) — An entity that has separately contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.
Unallocated Contracts  — An unallocated Annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA. Unallocated Annuity Contracts are issued to an employer or the trustee(s) or custodian of an employer’s Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner.
Underlying Fund or Portfolio Company — A portfolio of an open-end management investment company that is registered with the SEC in which the Division invests.
Valuation Date — A day on which the New York Stock Exchange is open for business. The value of each Subaccount is determined as of the close of the New York Stock Exchange on such days.
Valuation Period — The period between the end of one Valuation Date and the end of the next Valuation Date.
Variable Annuity — An Annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Written Request — Written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Administrative Office.
You, Your —  In this Prospectus, depending on the context, “You” may mean either the owner of the Deferred Annuity or Income Annuity, the Annuitant under an Income Annuity or the Participant or Annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for annuities funding certain 403(a), 401(k) and 401(a) plans and Tax Sheltered Annuities (“TSAs”) under which the employer retains certain rights, “You” means the trustee or employer. Under annuities funding certain 403(a), 401(k), 401(a) plans and TSAs where the Participant or Annuitant is allowed to choose among investment choices, “You” means the Participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, “You” means the Participant who has received such Contract or cash distribution. The terms “TSA” and “403(b)” are synonymous wherever they appear in this Prospectus and Statement of Additional Information.
Your Account —  Accumulation Units credited to You under this Contract.

APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000259. You can also request this information at no cost by calling 800-560-5001, by sending an email request to RCG@metlife.com, or through your registered representative. If your annuity was issued in connection with an employer plan, the availability of Portfolios may vary by employer and you should ask your employer for a list of available Portfolios.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may include. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Growth Fund* - Class 2 Capital Research and Management CompanySM	0.66%	22.60%	13.65%	9.58%
US Equity	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.59%	38.49%	18.68%	14.36%
US Equity	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.53%	26.14%	13.36%	10.91%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	16.49%	8.48%	6.67%
Allocation	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.99%	20.27%	10.43%	8.01%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.94%	12.91%	6.76%	5.49%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	5.84%	1.53%	2.20%
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.57%	49.61%	16.15%	12.88%
US Fixed Income	BlackRock High Yield Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.65%	13.41%	5.92%	4.79%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	5.05%	1.76%	1.18%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.99%	20.81%	11.55%	7.92%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.89%	7.83%	3.62%	3.05%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.89%	10.52%	5.60%	4.34%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	13.59%	7.72%	5.67%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	17.30%	9.75%	6.91%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers/Allspring Global Investments, LLC	1.12%	13.95%	10.81%	7.17%
International Equity	Brighthouse/abrdn Emerging Markets Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.96%	6.67%	3.14%	1.56%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	18.10%	10.09%	8.07%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	7.66%	13.12%	10.36%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	25.51%	15.21%	11.54%
Sector	CBRE Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.65%	12.87%	6.40%	4.65%
US Equity	ClearBridge Variable Appreciation Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.72%	19.71%	14.07%	10.88%
US Equity	ClearBridge Variable Dividend Strategy Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.75%	14.20%	13.52%	10.33%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
US Equity	ClearBridge Variable Large Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.76%	44.02%	15.51%	13.27%
US Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC Subadviser: ClearBridge Investments, LLC	0.80%	8.40%	9.56%	7.89%
US Equity	Contrafund® Portfolio - Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.81%	33.12%	16.36%	11.33%
Allocation	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.72%	12.22%	7.22%	5.48%
Allocation	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.74%	13.32%	7.98%	5.93%
Allocation	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.77%	14.46%	9.02%	6.59%
Allocation	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	18.61%	11.65%	7.87%
Allocation	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.87%	19.19%	11.74%	7.91%
Allocation	Freedom 2055 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.87%	19.12%	—	—
Allocation	Freedom 2060 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.87%	19.12%	—	—
US Equity	Frontier Mid Cap Growth Portfolio* - Class D Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.81%	17.88%	11.15%	9.17%
International Equity	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.73%	19.26%	7.50%	3.45%
US Equity	Invesco Comstock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	12.21%	13.33%	8.86%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	34.58%	12.20%	8.41%
US Equity	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	12.33%	8.90%	7.66%
US Equity	Janus Henderson Enterprise Portfolio - Service Shares Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.55%	53.26%	17.98%	14.32%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
US Equity	JPMorgan Small Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.77%	13.21%	10.68%	6.55%
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	51.73%	16.12%	10.53%
US Equity	Macquarie VIP Small Cap Value Series - Standard Class (formerly known as Delaware VIP® Small Cap Value Series - Standard Class) Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Subadviser: Macquarie Funds Management HK Ltd.;Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
US Fixed Income	MetLife Aggregate Bond Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.28%	5.20%	0.87%	1.57%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.61%	15.76%	12.00%	8.68%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.39%	17.93%	7.99%	4.05%
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.66%	13.82%	5.03%	4.44%
US Equity	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.32%	16.80%	9.90%	7.16%
US Equity	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	25.94%	15.39%	11.75%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.90%	12.82%	8.54%	4.17%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Allocation	MFS® Total Return Portfolio* - Class F Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	10.19%	8.31%	6.38%
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	7.85%	11.27%	8.51%
US Equity	MFS® Value Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	8.15%	11.55%	8.78%
US Equity	Mid Cap Portfolio - Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.82%	14.80%	12.17%	7.85%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	15.53%	12.40%	8.75%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.68%	3.74%	3.28%	2.32%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.80%	6.05%	1.01%	1.60%
Allocation	Schroders Global Multi-Asset Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.	0.95%	15.02%	4.88%	4.02%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	46.53%	13.23%	11.60%
US Equity	T. Rowe Price Large Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	9.64%	11.26%	8.66%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	21.28%	11.56%	9.17%
International Equity	Templeton Developing Markets VIP Fund*§ - Class 2 Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
International Equity	Templeton Foreign VIP Fund* - Class 2 Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	9.94%	14.38%	8.30%
US Fixed Income	Western Asset Core Plus VIT Portfolio§ - Class I Franklin Templeton Fund Adviser, LLC Subadviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; Western Asset Management Company Pte. Ltd.	0.52%	6.82%	1.22%	1.48%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.56%	9.44%	2.80%	3.01%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.50%	4.87%	0.95%	1.23%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
§
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

This Updating Summary Prospectus incorporates by reference all of the information contained in the Prospectus and the Statement of Additional Information, which are dated the same date as this Updating Summary Prospectus, and which are legally part of this Updating Summary Prospectus. You can obtain the Prospectus and Statement of Additional Information, without charge, by calling your Administrative Office at 1-800-560-5001, by going online at https://dfinview.com/metlife/tahd/MET000259, or by sending an email request to RCG@metlife.com. For Division transfers and purchase payment reallocations, for current information about your Contract values, to change or update Contract information such as your billing address, billing mode, beneficiary or ownership, for information about other Contract transactions, and to ask questions about your Contract, you may call your Administrative Office at 1-800-560-5001.
EDGAR ID: C000131795